EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio – Class IA and IB Shares

SUPPLEMENT DATED NOVEMBER 28, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in Summary Prospectus of the Multimanager Technology Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Multimanager Technology Portfolio (“Portfolio”).

Information Regarding

Multimanager Technology Portfolio – Class IA and IB Shares

Effective December 1, 2016, Michael T. Masdea no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio.

Effective December 1, 2016, references to Michael T. Masdea contained in the Summary Prospectus are deleted in their entirety.